                                                                   EXHIBIT 10.22

Confidential                                                  Execution original
--------------------------------------------------------------------------------



                         Outsource Services Agreement
                                    between
                   Novell, Inc. and Rainmaker Systems, Inc.

This Outsource Services Agreement is entered by Novell, Inc., with offices 1555 North Technology Way, Orem, Utah 84097 ("Novell") and Rainmaker Systems, Inc. with offices at 1800 Green Hills, Suite 201, Scotts Valley, CA 95066 ("Rainmaker").

1. Purpose. The purpose of this Agreement is to establish the terms on which Rainmaker will perform certain sales, marketing and fulfillment functions of Novell's Subscription Services on behalf of Novell. Rainmaker will operate under the name "Novell Subscription Services" and will adopt, to the extent reasonable, such practices and programs as Novell directs Rainmaker to use from time to time as apply to the development and support of the Novell sales organization and the channels of distribution. All customer invoices, billing documentation and dunning notices will have the "Novell Subscription Services" look and feel, however they will also carry the disclaimer "under license to Rainmaker from Novell Inc."

This Agreement replaces the Outsource Services Agreement between Novell, Inc. and UniDirect, as amended which shall terminate on the Commencement date hereof.

2. Definitions.

a. Average Street Price means the price of a product as calculated in Schedule 3
   --------------------
   hereof.

b. Eligible Customers means any Novell product user who is not under a Novell
   ------------------
   licensing contract or upgrade protection contract (e.g. MLA, CLA, VLA, etc.) with Novell or a Novell subsidiary for the purchase of Novell products.

c. Licensed Trademark means "Novell Subscription Services".
   ------------------

d. Novell Products or Products means the products listed on Schedule 1 hereto.
   ---------------------------
   Novell may add products to or subtract products from Schedule 1 upon thirty days notice to Rainmaker.

e. OutSource Activities means all of the rights and duties related to
   --------------------
   Rainmaker's provision of the Novell Subscription Services granted under this Agreement.

f. Recommended End User Prices for the Subscription Services and other Products
   ---------------------------
   sold hereunder are (i) the Average Street Price for the Upgrade portion of a bundle containing Upgrades and Subscription Services, and (ii) Novell Suggested List Price for a) the Subscription Services portion of a bundle containing Upgrades and Subscription Services, b) stand-alone Subscription Services, and c) stand-alone Upgrades and other Novell Products authorized hereunder.

g. Subscription Services Program Description means a written description of the
   -----------------------------------------
   Subscription Services program, prepared by Novell and updated from time to time.

h. Sell, Sale or Sold. The parties understand and acknowledge that end users
   ------------------
   receive only a license to use the Novell Products. No end user, reseller, or distributor receives ownership of the Novell Products. Therefore, any occurrence in this Agreement of the words sale, sell, or sold, in connection with a Novell Product means a grant of a license to use the Product and not a sale of a Product.

i. Subscription Services means a Novell Upgrade Protection product. This does
   ---------------------
   not include upgrade protection as offered by Novell's MLA, VLA, CLA, or any other upgrade protection program offered by Novell from time to time.

j. Resellers means resellers authorized by Novell to sell Novell products.
   ---------

Confidential                                                  Execution original
--------------------------------------------------------------------------------

k. Territory means the United States of America and Canada.
   ---------

3. Authorization and Ownership. Novell grants Rainmaker a limited, non-transferable, non-assignable, non-exclusive right to sell Subscription Services and certain other Novell Products to Eligible Customers and Resellers in the Territory. All of the marketing materials, sales brochures, advertising and other collateral materials referencing the Novell Products or incorporating the Novell name or logo including materials placed on web sites, marketing collateral, or other documentation developed by Rainmaker, that is specifically prepared for and directly related to the Outsource Services shall be works made for hire and therefore the property of Novell. If for any reason Rainmaker writes or develops any such materials while performing the Outsource Activities that are not considered a work made for hire, Rainmaker agrees to assign and hereby assigns to Novell all right, title and interest therein, including all rights of patent and copyright, and agrees to execute at Novell's request a subsequent document as further evidence of this assignment. Notwithstanding the foregoing, any databases, code, processes, business plans and other documents that Rainmaker prepares or writes for its general business purposes or for other customers will not be works for hire and shall remain the property of Rainmaker.

4. Term. This Agreement will commence on the date signed by both parties and will continue for a period of two years unless terminated as provided herein.

5. Subscription Services Programs. The Novell Subscription Services will contain the following programs and any other programs that are added to this Agreement by written amendment. Additional details on these programs, products eligible under these programs, and applicable fee structures will be provided in the Subscription Services Program Description.

a. Point of Sale Program. Under the Point of Sale ("POS") program, Rainmaker is
   ---------------------
   authorized to work with Novell Authorized Resellers to sell subscriptions at the point of sale of Novell Products. The Reseller will sell a subscription along with a product or product upgrade. If the Reseller goes to the point-of-sale web site and transacts the purchase on behalf of the customer, Rainmaker will pay direct to the Reseller a rebate equal to [***] of the value of the Subscription purchase price. If the Customer goes to the web site and transacts the purchase directly, Rainmaker will pay to the Customer's designated Reseller a rebate equal to [***] of the value of the Subscription purchase price. Novell will provide upgrades to subscribers when qualifying upgrades are available. The parties understand and acknowledge that Novell intends to bring the entire POS program in-house within the next 9 months. Rainmaker agrees to discontinue its participation in the POS Program upon 30 days notice by Novell. Novell will honor Rainmaker's returns as further provided herein and will bear the credit risk under POS.

b. Rescue Program. Under the Rescue Program, Rainmaker is authorized to deal
   --------------
   with end users directly or to work with Novell Authorized Resellers to sell subscriptions, product upgrades, or subscriptions and upgrades bundled together to Novell customers who have rightfully acquired products more than 120 days earlier. Rainmaker will pay participating Resellers rebates equal to [***] of the value of the upgrade and subscription price. Novell will provide upgrades to subscribers when qualifying upgrades are available.

c. Reseller Rebate. In the Rescue program, if a reseller is not involved in the
   ---------------
   sale to the customer, Rainmaker agrees to pay a rebate equal to [***]to a reseller named by the customer, or, if the customer does not designate a reseller, to a reseller designated by Novell. Novell will provide Rainmaker a list of preferred resellers and a simple entitlement matrix.

6. Responsibilities of Rainmaker.

a. Subscription Service Outsource Team. Rainmaker will dedicate a team of sales
   -----------------------------------
   and marketing personnel to the sales of the Novell Subscription Services. The project team will have the full support of Rainmaker management, marketing, MIS and financial services. Staffing will include a director, sales manager, product manager, and dedicated sales representatives. Rainmaker will add

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

Confidential                                                  Execution original
--------------------------------------------------------------------------------

   dedicated sales staff as sales increase. Generally, one new sales representative will be added for each 1.6 million dollars of additional revenue.

b. Sales of Subscription Services. Rainmaker will actively market Subscription
   ------------------------------
   Services into the entire Novell installed customer base except as limited by this Agreement. In addition, Rainmaker will be responsible for the renewal process for each Subscription Services. Rainmaker is responsible for and will make its best efforts to create demand for the Subscription Services and Novell products sold under this Agreement. All such customer lists developed by Rainmaker are the sole and exclusive property of Novell.

c. Reporting. Rainmaker will provide Novell with detailed reporting of its
   ---------
   activities hereunder as required in Schedule 2 hereof. All reports shall be submitted in a form prescribed from time to time by Novell.

d. Lead dissemination. Rainmaker agrees to submit to Novell or to resellers in a
   ------------------
   manner described in the Program Description all leads of potential customers for sales and services of such Novell products that are not covered by this Agreement. This includes, but is not limited to, customers that purchase Novell Products, services or subscriptions from Rainmaker. Novell will provide Rainmaker a list of preferred resellers and a simple entitlement matrix.

7. Responsibilities of Novell.

a. Novell Project Manager. Novell will make available a highly skilled employee
   ----------------------
   familiar with the products and market. Such employee will be available during normal business hours as reasonably requested by Rainmaker. This person will assist in training processes reasonably required by Rainmaker personnel, and will facilitate any organizational coordination necessary between Rainmaker and Novell.

b. Accessibility of personnel and access to decision making authorities.
   --------------------------------------------------------------------
   Rainmaker's Novell Subscription Services Business Unit Manager will have access to the Novell Project Manager. The Novell Project Manager will coordinate and make available the appropriate resources and personnel.

c. Promotion. Novell will work in good faith with Rainmaker to promote the
   ---------
   Novell Subscription Services programs and any subsequent Novell products offered through Novell Subscription Services.

d. Non-solicit. If, during any term hereof, Novell offers employment to any
   -----------
   Rainmaker employee, and hires the employee, Novell will pay Rainmaker a fee of [***] to offset the recruitment and training fees of replacement employees. This provision will not apply to any Rainmaker employee who responds to a general advertisement by Novell for positions other than sales and marketing positions.

e. Support Process. Novell and Rainmaker will work together to coordinate data,
   ---------------
   channel support processes etc. as will be further defined in a Subscription Services Program Description. Novell and Rainmaker will implement an ongoing communications link to exchange updated information in both directions.

   Upon termination of the Agreement, ownership of the customer records and all modifications or additions shall be determined as follows:

   Original Data: Each party shall retain ownership of the customer records existing in their respective databases prior to the merger of the parties' data (including records which are found in both parties' databases).

   Subsequent Additions and modifications. All customer records which are created, modified, and entered through Rainmaker's database as a result of the marketing programs associated with the Outsource Activities shall be owned by Novell. Rainmaker may obtain a copy of these records exclusively for legal and tax purposes only.

f. Access to Novell databases. Access to customer information is critical to
   --------------------------
   Rainmaker's ability to sell into the customer base. Novell will work with Rainmaker in good faith to acquire new names, and update customer records and/or profiles.

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

Confidential                                                  Execution original
--------------------------------------------------------------------------------

8.  Inventory Management, Delivery, Shipping.

a.  Delivery. Products may either be drop-shipped to end users by Novell at
    --------
    addresses provided by Rainmaker or delivered to Rainmaker for delivery to customers.

    i. For Products drop-shipped to customers, payment will be by customer to Rainmaker and will be, at customer's choice, either (i) by credit card when the order is placed, or (ii) per the terms of an invoice accompanying the product. Delivery in the United States will be made F.O.B. Novell's Dock, Customer's carrier, ground only, prepaid by Novell to Customer's destination. All other freight arrangements will be billed to Customer. For delivery outside the U.S., Novell will select a carrier to transport deliverables to the port of entry and will prepay shipping and handling charges. Customer will be responsible for all applicable import duties and value added tax, goods and services tax, or other similar taxes and fees.

    ii. For delivery to Rainmaker, delivery in the United States will be made CPT, Rainmaker's facility, Novell's preferred carrier, ground only. For delivery to Rainmaker outside the United States, (if Rainmaker is authorized in this Agreement to distribute Novell Product outside the United States) will be made DDU, Port of Entry, Novell's preferred carrier, ground only. All other U.S. freight arrangements will be prepaid and billed to, or third party billed to the Rainmaker's account.

b.  Title and Risk of Loss.
    ----------------------

    i.    United States. In the case of shipments to shipping destinations in
          -------------
          the United States, title (but only to the extent title passes) to the Novell Products, exclusive of the rights retained under the Agreement (Marks, patents, copyrights, trade names, trade secrets and other intellectual property) and all risk of loss shall pass to Customer or Rainmaker upon delivery at Novell's designated shipping facility to the carrier. If Rainmaker is authorized in this Agreement or any amendment hereto to distribute Novell Products outside the United States, title and risk of loss to the Novell Products for any sale consummated between Novell and Rainmaker will pass as in subsection 8.b.ii below. The parties agree that the passage of title and risk of loss will pass from Novell to Customer or Rainmaker off the shores of the United States.

    ii.   Outside the US. Reference in this Section to title passage with
          --------------
          respect to all shipments of Novell Products from Rainmaker to destinations in Canada or Latin America means title to the Novell Products exclusive of all rights retained by Novell under the Agreement in Marks, patents, copyrights, trade names, trade secrets and intellectual property. The parties agree that beneficial and legal title to, ownership of, right to possession of, control over, and risks of loss and damage to, the Novell Products remains with Novell until the shipment physically arrives at the port of entry in the importing country. The time of payment, whether before or after shipment, the method of shipment, the manner of consignment, whether to Novell or its agent, to Rainmaker or Rainmaker's agent, or both, or any document in relation to any sale under the Agreement will in no way limit or modify the right of Novell as the legal and beneficial owner of the Novell Products, its right to control and its right to possession of the goods until they physically arrive at the port of entry of the importing country. Any use of the terms "F. 0. B ., ""F. A. S.," "C.&F.," or "CFR" in the Agreement applies only to price and not to title. It is expressly understood that the foregoing will not be construed to mean that Novell has merely retained bare legal title for security purposes, but rather retains legal title and full beneficial ownership until the shipment arrives at the port of entry of the country of destination. If Rainmaker insures the shipment, insurance policies will protect the interest of Novell as the legal owner of the merchandise until title transfers as set forth above.

Confidential                                                  Execution original
--------------------------------------------------------------------------------

       iii. Nothing in sections 8.a or 8.b authorizes Rainmaker to distribute Novell Product outside the United States and Canada. If such authorization is granted, it shall be granted in the definition of the Territory.

c.     Inventory Balancing. Once, during each Fiscal Quarter, Rainmaker may
       -------------------
       return for credit a quantity of excess inventory, the value of which shall not exceed [***] of Rainmaker's net dollar sales invoiced by Novell during the immediately preceding Fiscal Quarter for Novell Products. The credit issued for the returned inventory will be the actual purchase price paid by Rainmaker. This quarterly return may include defective product and new and upgrade product not designated by Novell as Exception Rotations in Section 8.e. In the event inventory was purchased on a promotional price basis, credit issued will be based on the promotional price Rainmaker paid for that Novell Product. This inventory balancing privilege shall apply only if:

       i. Rainmaker obtains a Novell Return Material Authorization (RMA) prior to returning the Novell Products;
       ii.   Rainmaker fills out and submits a stock rotation request;
       iii. Rainmaker returns the Novell Products no later than the end of the second month of the Fiscal Quarter;
       iv. At the time of the return, Rainmaker places an order for new product in a volume equal to or greater than the return.

       Novell reserves the right to make partial approvals of any stock rotation request. Rainmaker will not return, and Novell will have no obligation to accept, any product after one year past an announced obsolete date.

d.     Debit Memos. In the event Rainmaker believes there is a discrepancy in
       -----------
       connection with an invoice or inventory balancing, or relating to marketing fund accruals or grants issued by Novell, Rainmaker agrees to give Novell written notice of the discrepancy within 90 days from the date of the applicable invoice, inventory balancing or funding grant. These discrepancies include but are not limited to short shipments, mis-shipments, pricing variations or other discrepancies. If Rainmaker fails to give such notice within the required time period, Rainmaker agrees that Novell may conclusively presume the invoice, inventory balancing or fund grant to have been accurate. Rainmaker also agrees not to use or attempt to use a debit memo as a mechanism to resolve financial disputes with Novell. Rainmaker agrees that any debit memo relating to any dispute must be preceded by a credit memo issued by Novell covering that dispute.

e.     Exception Rotations. From time to time, Novell will release new products
       -------------------
       or new versions of existing products that will render obsolete an existing Novell product. Rainmaker shall have the right to return certain of such obsoleted products to Novell for credit against an order of equal volume placed at the time of the return. Products which qualify for Exception Rotation under this Section and the associated rotation window shall be listed in Novell Product Announcements. Exception Rotations shall not be counted against Inventory Balancing set forth in Section 8.c. This exception rotation privilege shall apply only if:

       i. Rainmaker obtains a Novell Return Material Authorization (RMA) prior to returning the Novell Products;
       ii.   Rainmaker fills out and submits a stock rotation request; and
       iii. Rainmaker returns the Novell Products no later than the end of the second month of the Fiscal Quarter.

       Novell reserves the right to make partial approvals of any stock rotation request. Rainmaker agrees to pay a 15% handling fee on returns of previously obsoleted products not returned within the announced exception return window. Rainmaker will not return, and Novell will have no obligation to accept, any product after one year past an announced obsolete date.

9.     Discounts, Reporting and Payment

a.     Discount. Rainmaker will receive following discounts off the Recommended
       --------
       End User Prices for Novell Subscription Services and Novell Product sales as follows:

             POS           [***]

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

Confidential                                                  Execution original
--------------------------------------------------------------------------------

             [***]

       Novell reserves the right to change these discounts at any time upon with 30 days written notification to Rainmaker. Subscription Services are licensed only for two-year terms and directly to end users. Novell and Rainmaker may, from time to time, engage in special, limited-time discount programs in addition to those provided herein. All such programs must be approved in writing by the parties.

b.     Calculation of Discounts. Rainmaker's discounts for Outsource Activities
       ------------------------
       are calculated off the Recommended End User Price for each customer type. This margin encompasses all standard services including personnel staffing, demand generation activities including but not limited to direct mail, telemarketing, telephone charges, outsource infrastructure, outsource information reporting structures, and on-going MIS consolidation and database synchronization, etc. Customized and/or incremental MIS projects may be made available to Novell under a separate fee structure.

c.     Quarterly Quotas. Rainmaker and Novell will mutually determine quarterly
       ----------------
       revenue objectives. The parties may establish additional fees on an ongoing basis, if mutually agreed, for revenues in excess of the quotas.

d.     Reporting and Payment
       ---------------------

       i. Rainmaker will submit to Novell on a monthly basis reports of its activities hereunder as required in Schedule 2.

       ii. Rainmaker agrees to pay Novell for Novell Products within 45 days of invoice and in accordance with such further credit and payment terms as may be provided by Novell on the invoice or otherwise. In the event of any inconsistencies between an invoice and this agreement, the terms of this agreement will prevail. Novell reserves the right to change credit and payment terms upon 60 days notice.

       iii. All payments hereunder shall be made in form and to such location as directed from time to time by Novell. Payments made by check from customers inside the United States and Canada must be made in USD and sent to:

             Novell, Inc.
             P.O. Box 31001-0024
             Pasadena CA 91110-0024

e.     Sales Tax. Rainmaker is responsible for all applicable sales tax
       ---------
       associated with the sale of the Products to an Eligible Customer.

f.     Returns By Customers. Rainmaker agrees to accept all Products returns
       --------------------
       (not including Subscription Services) appropriately made by customers under terms of the end user license agreement accompanying the Product. All returns from Rainmaker to Novell must be accompanied by a standard Novell Return Material Authorization (RMA) prior to return and made within 45 days of Rainmaker's receipt of the product from customers. All returns must reference the original purchase order and the RMA number. All returns must be in their entirety. Novell agrees to refund to Rainmaker an amount equal to the refunds Rainmaker makes to customers under this paragraph.

10.    Marketing.

a.     Marketing Fund. Novell will make available an amount to be determined
       --------------
       quarter by quarter by Novell but in no event to exceed [***] per quarter of Market Development Funds to help fund sales generation programs. With those Funds, Novell will reimburse Rainmaker at a rate of [***] for qualified expenses provided Rainmaker (a) submits written proposals for each sales generation program, and (b) receives written approval by Novell for the program.

11.    Trademark License.

a.     License Grant. Subject to the terms and conditions of this Agreement,
       -------------
       Novell grants Rainmaker a non-exclusive, indivisible, non-transferable limited license to use the Licensed Trademark to the extent required under this Agreement (as determined in Novell's sole discretion) and in the manner or quality as

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

Confidential                                                  Execution original
--------------------------------------------------------------------------------

       determined by Novell's trademark usage guidelines or otherwise in Novell's sole discretion.

b.     No Conflicting Marks. Rainmaker represents and warrants that it does not
       --------------------
       currently and will not in the future claim any Novell trademark as a trademark, service mark or other proprietary right.

c.     Defense.
       -------
       i. Novell and Rainmaker will at all times use their commercially reasonable efforts to preserve the value and validity of the Licensed Trademark. Nothing in this Agreement shall be construed to give Rainmaker any right, title, or interest in the Licensed Trademark or any Novell trademark, except as expressly provided herein. The right of Rainmaker to use the Licensed Trademark is only by virtue of the license granted herein. Any trademark rights accruing through the use of the Licensed Trademark by Rainmaker shall accrue to the benefit of Novell alone.

       ii. Rainmaker shall notify Novell of all infringements of the Licensed Trademark or other Novell trademarks or of applications to register trademarks which conflict with the Licensed Trademark of which Rainmaker acquires actual knowledge. Novell shall have the sole right to bring any action for or take any actions regarding infringement of the Licensed Trademark, and Rainmaker shall render any assistance required by Novell, at Novell's expense, in enforcing or preserving the validity of the Licensed Trademark. Any damages recovered for the infringement of The Licensed Trademark shall belong solely to Novell.

12.    Termination.

a.     For Convenience. Either party may terminate this Agreement for
       ---------------
       convenience by providing the other party written notice of not less than ninety (90) days. In the event of a change of the discount by Novell as provided in paragraph 9.a, Rainmaker may terminate this Agreement for convenience by providing Novell written notice of not less than thirty
       (30) days.

b.     For Cause. Either party may terminate this Agreement for cause if the
       ---------
       other party fails to observe any term or condition under this Agreement and such failure continues for 30 days following receipt of written notice from non-breaching party.

13. Confidentiality. The parties agree that any Confidential Information provided under this Agreement shall be held and maintained in strict confidence. Each party agrees to protect the confidentiality of such information in a manner consistent with the way a reasonable person would protect similar Confidential Information. "Confidential Information" means the information and materials marked by a party as confidential and proprietary. "Confidential Information" does not include information that (i) is already known to the receiving party at the time it is disclosed and has not been obtained wrongfully, (ii) becomes publicly known without fault of the receiving party, (iii) is independently developed by the receiving party, (iv) is approved for release in writing by the disclosing party, (v) is disclosed without restriction by the disclosing party to a third party, or (vi) is disclosed pursuant to legal obligations beyond the control of the disclosing and receiving parties.

14. Indemnification. Novell agrees to indemnify, defend and hold Rainmaker harmless from any and all damages, liabilities, costs and expenses incurred by Rainmaker as a result of any claim, judgment or adjudication against Rainmaker which provides that the Novell Products, trade names or the Licensed Trademark appropriately used by Rainmaker in connection with marketing the Novell Products infringe any copyright, trademark, or US patent of any third party, provided:
(i) Rainmaker promptly notifies Novell in writing of the claim; and (ii) Rainmaker agrees that Novell shall have the sole control of the defense of any action and all negotiations for settlement and compromise. Novell's agreement to provide a defense under this Section includes the hiring of counsel. Therefore, costs and expenses to be borne by Novell do not include separate attorneys' fees incurred by Rainmaker in defense of any claim unless Novell has requested in writing the additional assistance of counsel. Novell's liability under this Section will not exceed the greater of US $3,000,000 or the aggregate amount of payments Rainmaker has made during the four quarters preceeding the claim, judgement or adjudication referred to above.

Confidential                                                  Execution original
--------------------------------------------------------------------------------

Rainmaker agrees to indemnify, defend and hold Novell harmless from any and all damages, liabilities, costs and expenses incurred by Novell and its officers, directors, agents and employees resulting from the Rainmaker's sales and distribution of Product arising from Rainmaker's negligence or willful misconduct provided: (i) Novell promptly notifies Rainmaker in writing of the claim; and (ii) Novell agrees that Rainmaker shall have the sole control of the defense of any action and all negotiations for settlement and compromise. Rainmaker's agreement to provide a defense under this Section includes the hiring of counsel. Therefore, costs and expenses to be borne by Rainmaker do not include separate attorneys' fees incurred by Novell in defense of any claim unless Rainmaker has requested in writing the additional assistance of counsel. Rainmaker's liability under this Section will not exceed the greater of US $3,000,000 or the aggregate amount of payments Rainmaker has made during the four quarters preceding the claim, judgement or adjudication referred to above.

15.    WARRANTIES.

a.     Limited Warranty. Novell provides, to End Users only, warranties for
       ----------------
       Novell Products in the software license agreement which accompanies each Novell Product. Novell does not warrant non-Novell products. They are provided by Novell on an "AS IS" basis. Any warranty service for such products will be provided by the manufacturer of the products in accordance with the applicable manufacturer's warranty.

b.     Year 2000 Warranty. Novell warrants that the latest and any subsequent
       ------------------
       versions of NetWare Software, and those other products which are listed as Y2000 Ready on Novell's Year 2000 site at http://www.novell.com/p2000/product.html. are Year 2000 Compatible when
       -----------------------------------------
       used in accordance with the Documentation provided (i) the Software is not modified unless by Novell or as authorized by Novell in writing, and
       (ii) the Software is installed in a compatible system environment. Year 2000 Compatible means a Software product will, when all updates and fixes as made available by Novell have been installed, and provided all other products used with the Software properly exchange accurate date data with it:

       (1) Accurately process data involving dates beginning with January 1, 2000 through December 31, 2034, and,

       (2) provide that date related functionalities and data fields include the indication of century and millennium and perform calculations which involve a four-digit year field, except that a date element may be represented without a century and millennium if the correct century is unambiguous for all manipulations involving that element.

       This term of this warranty will begin when Rainmaker licenses the covered Software products and ends the earlier of expiration of the Agreement or March 31, 2000. Novell's only obligation under this warranty shall be that if Rainmaker notifies Novell of a warranty breach during the warranty term, Novell will at its option either remedy the problem with a fix to the Software or by providing an upgrade to the Software that is Year 2000 Compatible, or offer Licensee a refund of the Software purchase price upon return of the Software. This warranty does not apply to third party products supplied by Novell whether or not bundled with Novell products.

c.     Warranty Representations. Rainmaker is not authorized to make any
       ------------------------
       warranty commitment on Novell's behalf, whether written or oral, other than those contained in the applicable software license agreement.

d.     LIMITATION OF WARRANTIES. THE WARRANTIES DESCRIBED IN THE APPLICABLE
       ------------------------
       NOVELL SOFTWARE LICENSE AGREEMENT AND SECTION ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

16.    LIMITATION OF REMEDIES. NOVELL'S ENTIRE LIABILITY AND RAINMAKER'S
       EXCLUSIVE

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

Confidential                                                  Execution original
--------------------------------------------------------------------------------

REMEDY FOR ANY CLAIMS CONCERNING THE AGREEMENT AND NOVELL PRODUCTS ACQUIRED UNDER THE AGREEMENT ARE SET FORTH IN THIS SECTION AND SECTION 14. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER (WHETHER IN CONTRACT, TORT OR UNDER ANY OTHER THEORY OF LIABILITY) FOR ANY INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) SUSTAINED OR INCURRED IN CONNECTION WITH THE AGREEMENT AND THE NOVELL PRODUCTS THAT ARE SUBJECT TO THE AGREEMENT, WHETHER OR NOT SUCH DAMAGES ARE FORESEEABLE.

17. Assignment. The Agreement shall be binding upon and inure to the benefit of the legal representatives, assigns, and successors-in-interest of the parties. Rainmaker may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of Novell.

18. Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter set forth herein and supersedes all drafts and other communications and any other instrument purporting to be an agreement of the parties hereto.

19. Expenses. Each party will bear its own expenses in the negotiation and completion of this Agreement.

20. Applicable Law. This Agreement shall be subject to and governed by the laws of the state of Utah. The parties consent to the jurisdiction and venue of the state and federal courts sitting in the State of Utah.

21. Survival of Terms. The provisions of the Agreement which by their nature extend beyond the Expiration Date or other termination of the Agreement will survive and remain in effect until all obligations are satisfied.

22. Waiver. No waiver of any right or remedy on one occasion by either party shall be deemed a waiver of such right or remedy on any other occasion.

23. Attorneys' Fees. If either party initiates legal proceedings to enforce a term of the Agreement, the prevailing party will be entitled to recover reasonable attorneys' fees and costs.

24. Notice. Unless otherwise agreed to by the parties, all notices required under the Agreement shall be deemed effective when sent in writing by either (i) registered mail, (ii) certified mail, return receipt requested, (iii) overnight mail, properly addressed, or (iv) by telephone facsimile transfer appropriately directed to the attention of the party executing the Agreement or that person's successor.

25. U.S. Export Laws and Regulations. Rainmaker agrees to comply with all applicable United States and foreign export/import laws and regulations. Rainmaker agrees not to export any Novell Product directly or indirectly, separately or as part of a system, without first obtaining proper authority to do so from the appropriate governmental agencies or entities, as may be required by law. Rainmaker acknowledges that U.S. export control laws and regulations apply to technology and software supplied by Novell. If Novell's shipping documents indicate that technology and/or software has been exported to Rainmaker under License Exception TSR (Technical Software Restricted), Customer agrees Section i. below applies. If Novell's shipping documents indicate that software has been exported to Rainmaker under License Exception TMP (Temporary), Customer agrees Section ii. below applies.

     i. Rainmaker will not knowingly export or re-export the technology and/or software supplied by Novell to any country or entity or for any use prohibited by the U.S. Export Administration Regulations ("EAR") unless authorized by the U.S. Government.

     ii. Rainmaker certifies that this beta test software will only be used for beta testing purposes, and will not be leased, sub-licensed, assigned or otherwise transferred, or export any product, process or services that is the direct product of the beta test software.

26. Records Examinations. During the term of this Agreement and for one year thereafter, Rainmaker agrees to keep and maintain, in a true and accurate

Confidential                                                  Execution original
--------------------------------------------------------------------------------

manner, all usual and proper records and books of account. Rainmaker agrees to allow Novell to examine its accounts and records to determine Rainmaker's compliance or noncompliance with the Agreement. Any examination shall be at the expense of Novell and shall be solely for the purpose of ensuring compliance with the Agreement. However, if any such examination discloses underpayment by Rainmaker by [***] or more, the cost of such examination shall be paid by Rainmaker. Any examination shall be conducted only by an authorized representative(s) of Novell, or its designee, and shall occur during regular business hours at Rainmaker's offices and shall not interfere unreasonably with Rainmaker's business activities. Examinations shall be made no more frequently twice each year and Novell shall give Rainmaker 10 days or more prior written notice of the date of each such examination and the name of the Novell authorized representative who will be conducting the examination. All information obtained by the Novell authorized representative conducting the audit shall be maintained confidential by such representative. Notwithstanding, the examiner shall give the parties an examination report containing only the information necessary to indicate compliance or non-compliance with the Agreement. To the extent that an audit reveals non-compliance with terms of the Agreement or Program Description, Novell shall have the right to recover or withhold as a set-off the amount lost.

27. Government Rights. Rainmaker agrees to (i) identify the Novell Products in all proposals and agreements with the United States Government or any contractor for the United States Government; and (ii) identify or mark the Novell Products provided pursuant to any agreement with the United States Government or any contractor for the United States Government as necessary to obtain protection substantially equivalent to that afforded commercial computer software and related documentation developed at private expense and provided with Restricted Rights as defined in DOD FAR Supplement 48 C.F.R. 252.227-7013(c)(1)(ii) in effect as of May 18, 1987 or any successor regulation.

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

Confidential                                                  Execution original
--------------------------------------------------------------------------------

In witness whereof, the parties have caused this Agreement to be executed by their duly authorized representatives.

Novell, Inc.                                 Rainmaker Corporation

Signature /s/ Dave Trotter                   Signature /s/ Michael Silton
          --------------------------                   -------------------------

Name  Dave Trotter                           Name  Michael Silton
      ------------------------------               -----------------------------

Title VP Sales                               Title CEO
      ------------------------------               -----------------------------

Date  3/26/99                                Date  3-19-99
      ------------------------------               -----------------------------

                                   Schedule 1

Upgrades and Subscription Services for:

       NetWare

                                  Schedule 2

                                    Reports

Rainmaker will prepare and submit the following reports in form and medium prescribed by Novell from time to time on the time tables listed below.

1.   Weekly Sales Report
     -------------------

A Weekly Sales report will be due each Monday for the preceding week. This report will include a sales summary by product classification and a detailed report by SKU numbers. This report will be sent to Barbara Sauer in Excel format.

2.   Monthly Sales Report
     --------------------

The Monthly Sales Report will contain all sales activities for the previous month. This report will be due on the 10th day each month in ASCII format and will be equal to Rainmaker's purchase order total below. This report will be sent to ______________.

     Monthly Sales Report
     --------------------

     . Contract Number
     . Customer Name
     . Customer Address, City, State County, Zip/Postal Code
     . Novell part number/SKU
     . Product Serial Number (if provided to Rainmaker by reseller or end user) . Novell product description
     . retail sales price
       Discounted amount due Novell
     . quantity sold/shipped
     . start date of subscription period
     . End Date of subscription period
     . Customer Contact Name
       Customer Contact Title
       Customer Contact Phone
       Customer Contact Fax

3.   Purchase Orders
     ---------------

     The purchase order will contain the following summarized by unique part number/SKU and subscription billing periods (when applicable):

     . Total Units sold
     . List Price
     . Discount Amount
       Discount Percent
     . Start Date of subscription period
       End Date of subscription period

     Each purchase order will clearly identify the reporting month and year.

4.   Customer Commitment Information Report.
     --------------------------------------

The Customer Commitment Information Report will contain all Customer subscription information (as


--------------------------------------------------------------------------------
prescribed by Novell and as identified in addition to the above) gathered during the previous month. The report shall be due by the 10/th/ day of each month.


5.   Management Report.
     -----------------

The Management Report will be due the 10/th/ of each month and will contain the following:

       . a six-month rolling forecast of sales activities and revenues.

6.   Multiple-Server Customer Report.
     -------------------------------

The Multiple-Server Customer Report will be due the 10/th/ of each month and will contain subscription deliverable requirement for Customers who have multiple serves and forecasts of Customer requirements for the fulfillment of each Product update.


--------------------------------------------------------------------------------

                                  Schedule 3
                       Average Street Price of Upgrades

[To be provided by Rainmaker]

------------------------------------------------------------------------------------------------------------------------------------
                                    NW5           NW5
                                  Upgrade       Upgrade      NW5 Upgrade   NW5 Upgrade    NW5 Upgrade     NW5 Upgrade  NW5 Upgrade
                   NW5 Base       5-user        10-user        25-user       50-user       100-user        250-user     500-user
                    Server     Additive Lic. Additive Lic.  Additive Lic.  Additive Lic.  Additive Lic.  Additive Lic. Additive Lic.
------------------------------------------------------------------------------------------------------------------------------------
Upgrade Pricing
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CDW                $    [***]    $  [***]      $  [***]      $    [***]     $    [***]     $    [***]
------------------------------------------------------------------------------------------------------------------------------------
**                 $    [***]    $  [***]      $  [***]      $    [***]                    $    [***]     $    [***]    $     [***]
------------------------------------------------------------------------------------------------------------------------------------
Microwarehouse     $    [***]                                $    [***]     $    [***]     $    [***]     $    [***]    $     [***]
------------------------------------------------------------------------------------------------------------------------------------
**                 $    [***]                                $    [***]     $    [***]     $    [***]     $    [***]    $     [***]
------------------------------------------------------------------------------------------------------------------------------------
Insight            $    [***]    $  [***]      $  [***]      $    [***]     $    [***]     $    [***]     $    [***]    $     [***]
------------------------------------------------------------------------------------------------------------------------------------
**                 $    [***]    $  [***]      $  [***]      $    [***]     $    [***]     $    [***]     $    [***]    $     [***]
------------------------------------------------------------------------------------------------------------------------------------
NecxDirect         $    [***]
------------------------------------------------------------------------------------------------------------------------------------
**                 $    [***]    $  [***]      $  [***]      $    [***]     $    [***]     $    [***]     $    [***]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Average            $    [***]    $  [***]      $  [***]      $    [***]     $    [***]     $    [***]     $    [***]    $     [***]
------------------------------------------------------------------------------------------------------------------------------------
Avg Call-in Price  $    [***]    $  [***]      $  [***]      $    [***]     $    [***]     $    [***]     $    [***]    $     [***]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Avg. Street Price  $    [***]    $  [***]      $  [***]      $    [***]     $    [***]     $    [***]     $    [***]    $     [***]
------------------------------------------------------------------------------------------------------------------------------------
MSRP               $    [***]    $  [***]      $  [***]      $    [***]     $    [***]     $    [***]     $    [***]    $     [***]
------------------------------------------------------------------------------------------------------------------------------------
Avg. Discount
off Full Retail         [***]       [***]         [***]           [***]          [***]          [***]          [***]          [***]
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------
Average discount
across all
stratifications         [***]
-----------------------------

__________
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

                                  Schedule 4
                               Projected Revenue


--------------------------------------------------------------------------------

                               Amendment to the
                         Outsource Services Agreement
                                    between
                   Novell, Inc. and Rainmaker Systems, Inc.

This is an Amendment ("Amendment") to the Outsource Services Agreement ("Agreement") between Novell, Inc., with offices 1555 North Technology Way, Orem, Utah 84097 ("Novell") and Rainmaker Systems, Inc. with offices at 1800 Green Hills, Suite 201, Scotts Valley, CA 95066 ("UniDirect"). It becomes effective when signed by authorized representatives of both parties.

This Amendment amends certain terms contained in the Agreement as set forth below. All terms of the Agreement not amended hereby shall remain in force. If there is any inconsistency between the Agreement and this Amendment, this Amendment shall control. The parties therefore agree as follows:

1.   Paragraph 9.a. is amended to read as follows:

     "9.   Discounts, Reporting and Payment

     a. Discount. Rainmaker will receive the following discounts off the Recommended End User Prices for Novell Subscription Services and Novell Product sales as follows:

           POS                              [***]
           Rescue                           [***]
           Full License Product             [***]
           Education                        [***]

           Novell reserves the right to change these discounts at any time upon with 30 days written notification to Rainmaker. Subscription Services are licensed only for two-year terms and directly to end users. Novell and Rainmaker may, from time to time, engage in special, limited-time discount programs in addition to those provided herein. All such programs must be approved in writing by the parties."

2.   Schedule 1 is replaced with the attached new Schedule 1.

All other terms of the Agreement remain unchanged.


NOVELL, INC.                                RAINMAKER SYSTEMS, INC.

Signature  /s/ JANICE WISSLER               Signature   /s/ BARBARA SAUER
           ----------------------------                 -----------------------

Print Name  Janice Wissler                  Print Name  Barbara Sauer
           ----------------------------                 -----------------------

Title  Executive VP WW Sales and Mrktg      Title  Channel Account Manager
       --------------------------------            ----------------------------

Date   9/8/99                               Date   9/3/99
       --------------------------------            ----------------------------


[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities & Exchange Commission.

                                  Schedule 1

Upgrades and Subscription Services for:

     NetWare
     GroupWise
     BorderManager
     ManageWise
     ZENworks
     NetWare 3.2 Enhancement Pack
     GroupWise 5.5 Enhancement Pack


Additive User Licenses:

     NetWare
     Bordermanager


Full License Products:

     ZENworks

Education:

     NetWare 5 CNE Self-Study Kit
     NetWare 4.11 to NetWare 5 Update
     NetWare 5 Administration
     Online Mentoring
     Networking Technologies
     NetWare 5 Advanced Administration
     NDS Design and Implementation
     Integrating NetWare and Windows NT
     NetWare Service and Support